UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2018

POLARIS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55, Medina MN		55340
(Address of principal executive offices)		(Zip Code)
(763) 542-0500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On July 2, 2018, Polaris Industries, Inc. (“Polaris”) filed a current report on Form 8-K with the Securities and Exchange Commission (the “Initial 8-K”) reporting Polaris’ acquisition of Boat Holdings, LLC (“Boat Holdings”). Polaris is filing this Amendment No. 1 (this “Amendment No. 1”) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include financial statements and pro forma financial information as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements of Boat Holdings as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited consolidated financial statements of Boat Holdings as of and for the year ended December 31, 2017 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet as of March 31, 2018 and unaudited pro forma condensed combined statements of income for the three months ended March 31, 2018 and the year ended December 31, 2017 and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Boat Holdings, are filed as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of RSM US, LLP, Independent Auditors of Boat Holdings, LLC

99.1	Unaudited condensed consolidated financial statements of Boat Holdings, LLC as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017

99.2	Audited consolidated financial statements of Boat Holdings, LLC as of and for the year ended December 31, 2017

99.3
Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2018 and unaudited pro forma condensed combined statement of income for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLARIS INDUSTRIES INC. (Registrant)

Date:	September 7, 2018	/s/ MICHAEL T. SPEETZEN
Michael T. Speetzen Executive Vice President — Finance and Chief Financial Officer

EXHIBITS

Exhibit Number	Description	Method of Filing

23.1	Consent of RSM US, LLP, Independent Auditors of Boat Holdings, LLC	Filed herewith

99.1	Unaudited condensed consolidated financial statements of Boat Holdings, LLC as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017	Filed herewith

99.2	Audited consolidated financial statements of Boat Holdings, LLC as of and for the year ended December 31, 2017	Filed herewith

99.3
Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2018 and unaudited pro forma condensed combined statement of income for the year ended December 31, 2017
Filed herewith